Business Combinations - Schedule of assets acquired liabilities assumed in company's acquisition of charter based on their fair values (Detail) $ / shares in Units, $ in Thousands	Oct. 01, 2019 USD ($) $ / shares shares
Purchase Price:
Shares issued to common shareholders | shares	666,101
Purchase price per share | $ / shares	$ 20.35
Value of stock paid	$ 13,555
Cash consideration paid	6,110
Cash paid for fractional shares	3
Total Purchase Price	19,668
Net Assets Acquired:
Stockholders' equity at transaction date	11,383
Increase (decrease) to net assets as a result of fair value adjustments to assets acquired and liabilities assumed:
Securities	(237)
Loans, including loans held for sale	(347)
Premises and equipment	(1,252)
Intangible assets	575
Other assets	(272)
Deposits	(135)
Total Net Assets Acquired	9,715
Goodwill resulting from merger	$ 9,953